UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2024

THE GREENBRIER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	001-13146	93-0816972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Centerpointe Drive, Suite 200 Lake Oswego, OR	97035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 684-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock without par value	GBX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 6, 2024, GBXL I, LLC (the “Borrower”), a Delaware limited liability company and a wholly owned subsidiary of The Greenbrier Companies, Inc. (“Greenbrier”), GBXL I (Canada) Ltd., a Canadian limited company and wholly owned subsidiary of Greenbrier (the “Canadian Subsidiary”), Wilmington Trust Company, as collateral agent and depositary, Bank of America, N.A. (“Bank of America”), as a lender and as agent, Wells Fargo Bank, N.A. (“Wells Fargo”), as a lender and Credit Agricole Corporate and Investment Bank (“CA-CIB”), as an exiting lender, entered into Amendment No. 5 (the “Fifth Amendment”) to the Warehouse Loan Agreement, dated as of April 1, 2021, by and among the Borrower, the Canadian Subsidiary, the lenders party thereto, Bank of America, as agent, and Wilmington Trust Company, as collateral agent and depositary (as amended, modified and supplemented, the “Loan Agreement”).

Pursuant to the Fifth Amendment, the parties thereto agreed to amend the Loan Agreement to (i) end CA-CIB’s commitment under the Loan Agreement, (ii) reduce Bank of America’s commitment under the Loan Agreement from $350,000,000 to $315,000,000 and (iii) reduce Wells Fargo’s commitment under the Loan Agreement from $150,000,000 to $135,000,000 (resulting in a decrease of the total committed amount under the Loan Agreement from $550,000,000 to $450,000,000).

The foregoing description of the Fifth Amendment is a summary and does not purport to be complete. The Fifth Amendment is subject to, and qualified in its entirety by, the full text of the Fifth Amendment.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure required by this item and contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GREENBRIER COMPANIES, INC.

Date: September 6, 2024	By:	/s/ Michael Donfris
Michael Donfris
Senior Vice President, Chief Financial Officer